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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 20, 2004


                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)


       Massachusetts              333-114018                04-2955061
      (State or other            (Commission              (IRS Employer
      jurisdiction of            File Number)           Identification No.)
       incorporation)


     31 Market Street, Ipswich, Massachusetts                   01938
      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (978) 356-3700


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1 through 4. Not applicable.

Item 5. Other Events.

On August 20, 2004, First Ipswich Bancorp (the "Company") issued a press release announcing that quotations have begun of its common stock on the NASD OTC Bulletin Board. The press release is furnished as Exhibit 99.1 to this report.

Item 6. Not Applicable.

Item 7. Financial Statements and Exhibits

Exhibit No.                      Description
-----------                      -----------

99.1                             Press Release dated August 20, 2004

99.2                             Letter to Shareholders dated August 17, 2004


Items 8 through 11. Not applicable.

Item 12. Results of Operations and Financial Conditions

      On August 17, 2004, Neil St. John Raymond, Chairman of the Board, and Donald P. Gill, President and Chief Executive Officer, of the Company issued a letter to shareholders announcing the Company's financial results for the second quarter ended June 30, 2004. The letter to shareholders is furnished as Exhibit
99.2 to this report.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          First Ipswich Bancorp

                                          By: /s/ Donald P. Gill
                                              ----------------------------
                                              Donald P. Gill
                                              President and C.E.O.
Date: August 20, 2004


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                                  EXHIBIT INDEX


Exhibit #               Exhibit Description
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  99.1            Press Release dated August 20, 2004

  99.2            Letter to Shareholders dated August 17, 2004


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